Exhibit 10.8
FOURTH AMENDMENT
TO
PURCHASE AND SALE AGREEMENT
THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Fourth Amendment”) is made this 2nd day of December 2014 by and between LEROY SPRINGS & COMPANY, INC., a South Carolina not-for-profit corporation (“Seller”), and IC MYRTLE BEACH LLC, a Delaware limited liability company (“Buyer”).
R E C I T A L S:

A.
Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of September 12, 2014 (the “Agreement”), as amended by that certain First Amendment to Purchase and Sale Agreement dated as of October 17, 2014 (the “First Amendment”), as further amended by that certain Reinstatement of and Second Amendment to Purchase and Sale Agreement dated as of October 24, 2014 (the “Second Amendment”), and as further amended by that certain Reinstatement of and Third Amendment to Purchase and Sale Agreement dated as of November 17, 2014 (the “Third Amendment”) (the Agreement, the First Amendment, the Second Amendment, and the Third Amendment are herein collectively referred to as the “Original Agreement”), pursuant to which Seller agreed to sell, and Buyer agreed to purchase, the Property pursuant to the terms therein.

B.	Buyer and Seller now desire to amend the Original Agreement upon the terms and conditions, and for the purposes set forth herein.
NOW, THEREFORE, in consideration of the foregoing, and in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Incorporation of Recitals. The foregoing recitals are specifically incorporated in this Fourth Amendment by this reference.

2.	Defined Terms. Capitalized terms used but not defined in this Fourth Amendment shall have the same meaning given them in the Original Agreement.

3.	Amendment. Section 1.27 of the Original Agreement is hereby deleted in its entirety and the following substituted therefor:
1.27    “Due Diligence Period” means the period commencing on the Effective Date and ending at 5:00 p.m. (Eastern Time) on December 9, 2014.

4.
Headings. Section and other headings contained in this Fourth Amendment are for reference purposes only and are nor intended to describe, interpret, define or limit the scope, extent or intent of this Fourth Amendment or any provision hereof.

5.	Applicable Law and Jurisdiction. This Fourth Amendment shall be governed by the laws of the State of South Carolina, without regard to the application of choice of law principles.

6.
Counterpart Execution. This Fourth Amendment may be executed in any number of counterparts with the same effect as if each party had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

7.
Entire Agreement. This Fourth Amendment constitutes the entire agreement between the parties with respect to the matters addressed in this Fourth Amendment and supersedes all prior understandings or agreements between the parties related to these subject matters. Except as amended by this Fourth Amendment, the Original Agreement remains in full force and effect. In the event of any conflict or inconsistency between the terms and provisions of this Fourth Amendment and the terms and provisions of the Original Agreement, the terms and provisions of this Fourth Amendment shall control to the extent necessary to resolve such conflict or inconsistency.

[signatures appear on the next page]

IN WITNESS WHEREOF, Seller and Buyer have signed and delivered this Fourth Amendment effective as of the Effective Date.

SELLER:		BUYER:

LEROY SPRINGS & COMPANY, INC.,		IC MYRTLE BEACH LLC
a South Carolina not-for-profit corporation		a Delaware limited liability company

By:	/s/ Timothy W. Patterson	By:	IC Myrtle Beach Manager LLC, a
Name:	Timothy W. Patterson		Delaware limited liability company, its
Title:	President		Manager

			By:	/s/ Kenneth H. Fearn
			Name:	Kenneth H. Fearn
			Title:	A Member

ACKNOWLEDGEMENT BY TITLE COMPANY:
Escrow Holder hereby acknowledges and accepts the foregoing Fourth Amendment as of the date first written above.
COMMONWEALTH LAND TITLE INSURANCE COMPANY

By:	/s/ Cynthia Hall Ouzts
Name:	Cynthia Hall Ouzts
Title:	Vice-President, State Counsel